UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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SILVER BULL RESOURCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SILVER BULL RESOURCES, INC.

777 Dunsmuir Street, Suite 1610

Vancouver, British Columbia V7Y 1K4

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, DECEMBER 16, 2020

To the Shareholders of Silver Bull Resources, Inc.:

A special meeting of shareholders of Silver Bull Resources, Inc., a Nevada corporation (“Silver Bull” or the “Company”), will be held at the Company’s offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, on Wednesday, December 16, 2020 at 10:00 a.m. local time for the purpose of considering and voting upon proposals to:

  Approve and adopt amended and restated articles of incorporation of the Company to increase the number of authorized shares of Silver Bull common stock from 37.5 million to 300 million and to make certain non-substantive amendments;
  Approve and adopt amended and restated articles of incorporation of the Company to change the Company’s name to MaxMetals Corp. and to make certain non-substantive amendments; and
  Transact such other business as may lawfully come before the meeting or any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on October 23, 2020 as the record date for determination of the Company’s shareholders entitled to vote at the meeting and any adjournment(s) or postponement(s) thereof. This Notice of Special Meeting of Shareholders and related proxy materials are being distributed or made available to shareholders beginning on or about November 6, 2020.

Under the U.S. Securities and Exchange Commission and Canadian securities rules, we have elected to use the Internet for delivery of the special meeting materials to our shareholders, enabling us to provide them with the information they need, while lowering the costs of delivery and reducing the environmental impact associated with the special meeting. Our proxy materials are available at www.proxyvote.com. We also post our proxy materials on our website at www.silverbullresources.com/investors/agm.

We cordially invite you to attend the special meeting. Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Please refer to your proxy card or Notice Regarding the Availability of Proxy Materials for more information on how to vote your shares at the meeting and return your voting instructions as promptly as possible.

Thank you for your support.

BY ORDER OF THE BOARD OF DIRECTORS, BRIAN D. EDGAR, CHAIRMAN

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, DECEMBER 16, 2020

Our Notice of Special Meeting of Shareholders and proxy statement are available at

www.proxyvote.com

If you have questions regarding the Meeting or require assistance with voting, you may contact Laurel Hill Advisory Group at 1-877-452-7184 (North America toll free) or 1-416-304-0211 (calls outside North America) or by email at assistance@laurelhill.com

TABLE OF CONTENTS

ABOUT THE SPECIAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
PROPOSAL 1: to INCREASE THE NUMBER OF AUTHORIZED SHARES OF SILVER BULL COMMON STOCK	8
PROPOSAL 2: to CHANGE THE COMPANY’S NAME	10
OTHER MATTERS	12
SHAREHOLDER PROPOSALS	12
ANNEX A: AMENDED AND RESTATED ARTICLES OF INCORPORATION	A-1
Annex B: MARKED VERSION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION	B-1

i

SILVER BULL RESOURCES, INC.

777 Dunsmuir Street, Suite 1610

Vancouver, British Columbia V7Y 1K4

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

WEDNESDAY, DECEMBER 16, 2020

ABOUT THE SPECIAL MEETING

This proxy statement (the “Proxy Statement”) is furnished to shareholders of Silver Bull Resources, Inc. (“Silver Bull,” the “Company,” “us,” or “we”) in connection with the solicitation of proxies by the Board of Directors of Silver Bull (the “Board”), on behalf of the Company, to be voted at the Special Meeting of Shareholders (the “Meeting”). The Meeting will be held at the Company’s offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, on Wednesday, December 16, 2020 at 10:00 a.m. local time, or at any adjournment or postponement thereof. The Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Meeting will be held observing all COVID-19 protocols, including mandatory wearing of masks and social distancing of at least two meters. No refreshments will be served and all attendees will disperse immediately after the meeting chair declares the Meeting adjourned.

We have elected to provide access to our proxy materials on the Internet under the U.S. Securities and Exchange Commission (the “SEC”) and Canadian securities regulators’ “notice and access” rules. Our proxy materials are available at www.proxyvote.com. We also post our proxy materials on our website at www.silverbullresources.com/investors/agm. The Notice of Special Meeting of Shareholders and related proxy materials are being made available to shareholders beginning on or about November 6, 2020.

All references to currency in this Proxy Statement are in U.S. dollars, unless otherwise indicated.

Notice of Internet Availability of Proxy Materials

On or about November 6, 2020, we will furnish a Notice of Internet Availability of Proxy Materials (“Notice”) to our shareholders containing instructions on how to access the proxy materials and vote online. In addition, instructions on how to request a printed copy of these materials may be found on the Notice. If you received a Notice by mail, you will not receive a paper copy of the proxy materials unless you request such materials by following the instructions contained on the Notice. Your vote is important regardless of the extent of your holdings.

Solicitation Costs

The cost of preparing and mailing the Notice, handling requests for proxy materials, and the cost of solicitation of proxies on behalf of the Board will be borne by the Company. Proxies may be solicited personally or via mail, telephone or facsimile by directors, officers and regular employees of the Company, none of whom will receive any additional compensation for such solicitations. The Company has retained Laurel Hill Advisory Group (“Laurel Hill”) to act as its proxy solicitation agent. In connection with these services, Laurel Hill will receive $30,000 plus reasonable out-of-pocket expenses.

If you have questions regarding the Meeting or require assistance with voting, you may contact Laurel Hill at 1-877-452-7184 (North America toll free) or 1-416-304-0211 (calls outside North America) or by email at assistance@laurelhill.com.

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Dissenters Rights

The proposed corporate actions on which the Company’s shareholders are being asked to vote are not corporate actions for which shareholders of a Nevada corporation have the right to dissent under the Nevada Private Corporations Chapter of the Nevada Revised Statutes, Nev. Rev. Stat. 78.

What is the purpose of the Meeting?

At our Meeting, shareholders will vote on the following items of business:

  Approve and adopt amended and restated articles of incorporation of the Company to increase the number of authorized shares of Silver Bull common stock from 37.5 million to 300 million and to make certain non-substantive amendments (the “Authorized Shares A&R Articles”); and
  Approve and adopt amended and restated articles of incorporation of the Company to change the Company’s name to MaxMetals Corp. and to make certain non-substantive amendments (the “Company Name Change A&R Articles”).

You will also vote on such other matters as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof.

What are the Board’s recommendations?

The Board recommends that you vote:

1.	“FOR” the proposal to increase the number of authorized shares of Silver Bull common stock by approving and adopting the Authorized Shares A&R Articles; and
2.	“FOR” the proposal to change the Company’s name by approving and adopting the Company Name Change A&R Articles.

At this time, our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Meeting, except those described in this Proxy Statement. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on the matters.

What shares are entitled to vote?

As of the close of business on October 23, 2020, the record date for the Meeting, we had 29,542,365 shares of Silver Bull common stock outstanding. Each share of Silver Bull common stock outstanding on the record date is entitled to one vote on all items being voted on at the Meeting. You can vote all of the shares that you owned on the record date. These shares include (i) shares held directly in your name as the shareholder of record and (ii) shares held for you as the beneficial owner through a broker, bank or other nominee.

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What is required to approve each item and how will abstentions be counted?

  For Proposal 1 (to approve and adopt the Authorized Shares A&R Articles), the affirmative vote of the holders of a majority of the outstanding shares of Silver Bull common stock is required for approval, provided a quorum is present. Abstentions with respect to Proposal 1 will have the same effect of a vote “AGAINST” the proposal.
  For Proposal 2 (to approve and adopt the Company Name Change A&R Articles), the affirmative vote of the holders of a majority of the outstanding shares of Silver Bull common stock is required for approval, provided a quorum is present. Abstentions with respect to Proposal 2 will have the same effect of a vote “AGAINST” the proposal.

How do I vote my shares?

Each share of Silver Bull common stock that you own entitles you to one vote. Your Notice or proxy card shows the number of shares of Silver Bull common stock that you own. You may elect to vote in one of the following methods:

  By Mail – If you have requested a paper copy of the proxy materials, please date and sign the proxy card and return it promptly in the accompanying envelope.
  By Internet – If you received a Notice of Internet Availability of Proxy Materials, you can access our proxy materials and vote online. Instructions to vote online are provided in the Notice.
  By Telephone – You may vote your shares by calling the telephone number specified on your proxy card. You will need to follow the instructions on your proxy card and the voice prompts.
  In Person – You may attend the Meeting and vote in person. We will give you a ballot when you arrive. If your stock is held in the name of your broker, bank or another nominee (a “Nominee”), then you must present a proxy from that Nominee in order to verify that the Nominee has not already voted your shares on your behalf.

If your shares are held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice or proxy materials, as applicable, are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting.

Your Voting Instruction Form from Broadridge Financial Solutions, Inc. (“Broadridge”) or your Notice provides information on how to vote your shares. Additionally, Silver Bull may utilize the Broadridge Quickvote service to assist eligible beneficial owners with voting their shares. Eligible beneficial owners may be contacted by Laurel Hill to conveniently provide their vote directly over the phone.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on “routine” matters such as Proposal 1 (to increase the number of authorized shares of Silver Bull common stock) and Proposal 2 (to change the Company’s name), but cannot vote on “non-routine” matters.

Proxies submitted properly by one of the methods discussed above will be voted in accordance with the instructions contained therein. If the proxy is submitted but voting directions are not provided, the proxy will be voted “FOR” the proposal to increase the number of authorized shares of Silver Bull common stock and “FOR” the proposal to change the Company’s name, and in such manner as the proxy holders named on the proxy, in their discretion, determine upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Who may attend the Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Meeting. If you are not a shareholder of record but hold shares through a broker or bank (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement as of October 23, 2020, a copy of the voting instruction card provided by your broker, bank or other holder of record, or other similar evidence of ownership. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

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How may I vote my shares in person at the Meeting?

Shares held in your name as the shareholder of record may be voted in person at the Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, bank or other holder of record that holds your shares giving you the right to vote the shares. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions prior to the Meeting as described below so that your vote will be counted if you later decide not to attend the Meeting.

May I change my vote or revoke my proxy after I return my proxy card?

Yes. Even after you have submitted your proxy, you may change the votes you cast or revoke your proxy at any time before the votes are cast at the Meeting (i) by delivering a written notice of your revocation to our principal executive office, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada; or (ii) by executing and delivering a later-dated proxy. In addition, the powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy. Notwithstanding the foregoing, no proxy will be counted unless it is received by the Company prior to the commencement of the Meeting.

What constitutes a quorum?

The presence, in person or by proxy, of one-third of the shares of Silver Bull common stock outstanding as of the record date constitutes a quorum for the transaction of business at the Meeting. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitation of proxies. The inspector of election will treat shares of Silver Bull common stock represented by a properly signed and returned proxy as present at the Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Abstentions as to particular matters would nonetheless be counted for purposes of determining whether a quorum is present at the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or brokerage account. You should sign and return all proxies for each proxy card that you receive in order to ensure that all of your shares are voted.

How may I vote on each of the proposals?

For each of Proposals 1 and 2, you may vote “FOR” or “AGAINST” the proposal, or you may indicate that you wish to “ABSTAIN” from voting on the proposal.

Who will count the proxy votes?

We currently expect that Broadridge will tabulate the votes and that the Company’s Chief Financial Officer, Christopher Richards, will serve as inspector of election for the Meeting.

How will voting on any other business be conducted?

We do not expect any matters to be presented for a vote at the Meeting other than the matters described in this Proxy Statement. If you grant a proxy, either of the officers named as proxy holder, Timothy Barry or Christopher Richards, will have the discretion to vote your shares on any additional matters that are properly presented for a vote at the Meeting.

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Why is the Company seeking approval to increase the number of authorized shares of Silver Bull common stock?

The proposed increase in the number of authorized shares of Silver Bull common stock would enable the Company, without further shareholder approval, to issue shares from time to time as may be required for various business purposes, including but not limited to raising additional capital to further the development of the Sierra Mojada project in Mexico and the Beskauga property (and other properties) located in Kazakhstan. Assuming the transactions contemplated by the previously disclosed option agreement (the “Copperbelt Option Agreement”), dated as of August 12, 2020, with Copperbelt AG, a corporation existing under the laws of Switzerland (“Copperbelt Parent”), and Dostyk LLP, an entity existing under the laws of Kazakhstan and a wholly-owned subsidiary of Copperbelt Parent (“Copperbelt Sub,” and together with Copperbelt Parent, “Copperbelt”), are completed, the Company will be required, among other things, (i) to incur $15 million in cumulative exploration expenditures on the Beskauga property located in Kazakhstan by the fourth anniversary following the closing date in order to maintain the effectiveness of the option to acquire the Beskauga property (the “Copperbelt Option”), (ii) to pay Copperbelt up to $15 million in cash to exercise the Copperbelt Option, and (iii) to make up to $32 million in cumulative bonus payments to Copperbelt Parent if the Beskauga property is the subject of a bankable feasibility study in compliance with Canadian National Instrument 43-101 indicating specified amounts of gold equivalent resources. We expect to finance part, if not all, of such costs through public and private issuances of Silver Bull common stock when we believe market conditions to be favorable.

By increasing the number of authorized shares of Silver Bull common stock now, we will be able to act in a timely manner when the need to raise equity capital arises or when the Board believes it is in the best interests of the Company and our shareholders to take action, without the delay and expense that would be required at that time to obtain shareholder approval to increase our authorized shares. Virtually all junior exploration companies like Silver Bull remain as viable companies and conduct their mineral exploration activities by raising funds by issuing shares from time to time. In the absence of an affirmative vote to increase the number of authorized shares of Silver Bull common stock, the Company will have an insufficient number of authorized shares to raise funds to fund our general corporate overhead or cover the costs associated with maintaining its interests in the Sierra Mojada project in Mexico or its potential mineral interests in Kazakhstan.

The foregoing description of the Copperbelt Option Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Copperbelt Option Agreement, a copy of which is filed as Exhibit 10.1 to Silver Bull’s current report on Form 8-K/A filed with the SEC on November 5, 2020 and is incorporated herein by reference.

Why is the Company seeking approval to change its name from Silver Bull Resources, Inc. to MaxMetals Corp.?

The primary exploration project of the Company is its Sierra Mojada project in Mexico. As soon as the blockade by the cooperative of local miners called Sociedad Cooperativa de Exploración Minera Mineros Norteños, S.C.L. (“Mineros Norteños”) is resolved, the Company plans to resume its drilling program to explore its concessions at the Sierra Mojada property with respect to silver and zinc mineralization. If the transactions contemplated by the Copperbelt Option Agreement are completed, the Company will be required to, among other things, incur certain exploration expenditures on the Beskauga property located in Kazakhstan and make certain bonus payments if the Beskauga property is the subject of a bankable feasibility study indicating specified amounts of gold equivalent resources. Going forward, the Company believes its exploration efforts at the Sierra Mojada project in Mexico, the Beskauga property in Kazakhstan, and/or other properties will focus on advancing the exploration and potential development of silver and zinc, gold, and possibly other metal resources. Accordingly, the Board believes that the proposed name change from Silver Bull Resources, Inc. to MaxMetals Corp. is appropriate to better describe the Company’s focus and anticipated exploration activities.

What are the non-substantive amendments that are included in each of the Authorized Shares A&R Articles and the Company Name Change A&R Articles?

The two non-substantive amendments that are reflected in each of the Authorized Shares A&R Articles and the Company Name Change A&R Articles are (i) including the name of the Company’s registered agent to comply with Nevada law and (ii) revising the description of the Company’s business purpose to simply provide that the Company is authorized to engage in any lawful activity permitted under Nevada law.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

On September 18, 2020, the Company completed a one-for-eight reverse stock split of the shares of Silver Bull common stock. All share and per share information in this Proxy Statement has been adjusted to reflect the impact of the reverse stock split.

Security Ownership of Management

The number of shares of Silver Bull common stock outstanding as of November 3, 2020 was 33,165,945. The following table sets forth as of November 3, 2020 the number of shares of Silver Bull common stock beneficially owned by each of the Company’s directors and named executive officers and the number of shares beneficially owned by all of the directors and named executive officers as a group:

Name and Address of Beneficial Owner (1)	Position	Amount and Nature of Beneficial Ownership (2)		Percent of Common Stock
Brian D. Edgar	Chairman and Director	1,574,954	(4)	4.66%
Timothy T. Barry	President, Chief Executive Officer and Director	665,375	(5)	1.97%
Sean C. Fallis	Former Chief Financial Officer (3)	515,000	(6)	1.53%
Daniel J. Kunz	Director	355,625	(7)	*
John A. McClintock	Director	136,500	(8)	*
Christopher Richards	Chief Financial Officer	24,000	(9)	*
All directors and executive officers as a group (6 persons)		3,271,454		9.86%

_________________________

*	The percentage of Silver Bull common stock beneficially owned is less than one percent (1%).
(1)	The address of these persons is c/o Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4.
(2)	Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(3)	Mr. Fallis resigned from his position as the Company’s Chief Financial Officer effective as of September 25, 2020.
(4)	Consists of (i) 706,352 shares of Silver Bull common stock held directly, (ii) 512,500 stock options, which are vested or will vest within 60 days, (iii) warrants to purchase 106,500 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days, and (iv) 249,602 shares of Silver Bull common stock owned by Tortuga Investments Corp., a company wholly owned by Mr. Edgar. Excludes (a) 425,000 shares of Silver Bull common stock and (b) warrants to purchase 212,500 shares of Silver Bull common stock, in each case that are owned by 0893306 B.C. Ltd., a company wholly owned by Mr. Edgar’s spouse, and of which Mr. Edgar disclaims beneficial ownership.
(5)	Consists of (i) 127,875 shares of Silver Bull common stock held directly and (ii) 537,500 stock options, which are vested or will vest within 60 days.
(6)	Consists of (i) 2,500 shares of Silver Bull common stock held directly and (ii) 512,500 stock options, which are vested or will vest within 60 days.
(7)	Consists of (i) 163,125 shares held directly, (ii) 112,500 stock options, which are vested or will vest within 60 days, and (iii) warrants to purchase 80,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.
(8)	Consists of (i) 16,000 shares of Silver Bull common stock held directly, (ii) 112,500 stock options, which are vested or will vest within 60 days, and (iii) warrants to purchase 8,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.
(9)	Consists of (i) 16,000 shares of Silver Bull common stock held directly and (ii) warrants to purchase 8,000 shares of Silver Bull common stock that are exercisable or will be exercisable within 60 days.

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Security Ownership of Certain Beneficial Owners

The following table sets forth the beneficial ownership of Silver Bull common stock as of November 3, 2020 by each person (other than the directors and executive officers of the Company) who owned of record, or was known to own beneficially, more than 5% of the outstanding voting shares of Silver Bull common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock
Ibex Microcap Fund LLLP (2) c/o Ibex Investors LLC 3200 Cherry Creek South Drive, Suite 670 Denver, Colorado 80209	2,181,020	6.58%

_________________________

(1)	Calculated in accordance with Rule 13d-3 under the Exchange Act.
(2)	This information is based on a Schedule 13G/A filed on January 24, 2020 by Justin B. Borus, Ibex Investors LLC (“Ibex Investors”), Ibex Microcap Fund LLLP (“Ibex Microcap”), Lazarus Macro Micro Partners LLLP (“Macro Micro Partners”), and Ibex Investment Holdings LLC (“Ibex Investment Holdings”). The securities set forth above consist of 2,179,732 shares of Silver Bull common stock held by Ibex Microcap and 1,288 shares of Silver Bull common stock held by Macro Micro Partners. Ibex Investors is the investment manager and general partner of Ibex Microcap and Macro Micro Partners. Ibex Investment Holdings is the sole member of Ibex Investors. Justin B. Borus is the manager of Ibex Investors and Ibex Investment Holdings. Justin B. Borus, Ibex Investors and Ibex Investment Holdings may be deemed to beneficially own the shares of Silver Bull common stock directly beneficially owned by Ibex Microcap and Macro Micro Partners. Each of Ibex Investors, Ibex Microcap, Macro Micro Partners, Ibex Investment Holdings and Mr. Borus disclaims beneficial ownership with respect to any shares other than the shares directly beneficially owned by such entity or person.
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PROPOSAL 1:
to INCREASE THE NUMBER OF AUTHORIZED SHARES OF SILVER BULL COMMON STOCK

On October 22, 2020, the Board adopted a resolution to amend and restate the articles of incorporation of the Company to increase the number of authorized shares of Silver Bull common stock from 37.5 million to 300 million and to make certain non-substantive amendments (the “Authorized Shares A&R Articles”). The adoption of the resolution is subject to shareholder approval.

As of November 3, 2020, we were authorized to issue up to 37.5 million shares of Silver Bull common stock, of which 33,165,945 shares of Silver Bull common stock were issued and outstanding.

The proposed increase in the number of authorized shares of Silver Bull common stock would enable the Company, without further shareholder approval, to issue shares from time to time as may be required for various business purposes, including but not limited to raising additional capital to further the development of the Sierra Mojada project in Mexico as soon as the blockade by Mineros Norteños is resolved and the Beskauga property in Kazakhstan. Assuming the transactions contemplated by the Copperbelt Option Agreement are completed, the Company will be required, among other things, (i) to incur $15 million in cumulative exploration expenditures on the Beskauga property located in Kazakhstan by the fourth anniversary following the closing date in order to maintain the effectiveness of the Copperbelt Option, (ii) to pay Copperbelt up to $15 million in cash to exercise the Copperbelt Option, and (iii) to make up to $32 million in cumulative bonus payments to Copperbelt Parent if the Beskauga property is the subject of a bankable feasibility study in compliance with Canadian National Instrument 43-101 indicating specified amounts of gold equivalent resources. We expect to finance part, if not all, of such costs through public and private issuances of Silver Bull common stock when we believe market conditions to be favorable.

The proposed increase in the number of authorized shares of Silver Bull common stock would not change the terms of Silver Bull common stock, and the additional shares of Silver Bull common stock would have rights identical to the currently outstanding Silver Bull common stock. The Company does not currently have any specific plans to issue additional shares of Silver Bull common stock but expects to continue to issue shares of Silver Bull common stock under its equity compensation plans from time to time. In addition, the Board will continue to assess opportunities to issue shares of Silver Bull common stock from time to time in potential offerings for capital-raising purposes. The Board has not proposed an increase in the number of authorized shares of Silver Bull common stock with the intention of discouraging tender offers or takeover attempts relating to the Company.

The Board recognizes that the issuance of additional shares of Silver Bull common stock may dilute the existing holders of our common stock. However, the Board believes that these potential risks are outweighed by the benefit that an increase in the number of available shares would provide in terms of additional financing flexibility. The Board believes that retaining the ability to act quickly on future opportunities that may require or be facilitated by additional stock issuances will benefit existing shareholders.

By increasing to the number of authorized shares of Silver Bull common stock now, we will be able to act in a timely manner when the need to raise equity capital arises or when the Board believes it is in the best interests of the Company and our shareholders to take action, without the delay and expense that would be required at that time to obtain shareholder approval of such an increase.

In addition to the proposed increase in the number of authorized shares of Silver Bull common stock, the Authorized Shares A&R Articles include the following two non-substantive amendments:

1.	The Authorized Shares A&R Articles have been revised to reflect an amendment to Article No. 2 to include the name of the Company’s registered agent.
2.	Nevada law provides that subject to such limitations, if any, as may be contained in a corporation’s articles of incorporation, every corporation has certain enumerated powers. The Board believes that the description of the purpose of the Company, as reflected in Article No. 3 of the Company’s articles of incorporation currently in effect, may be interpreted to unnecessarily limit the broad purpose of the Company that is otherwise provided for statutorily. As permitted under Nevada law, the Authorized Shares A&R Articles reflect an amendment to Article No. 3 to allow the Company to engage in any lawful activity permitted under Nevada law. No change to the Company’s business strategy is being considered by the Board.

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Clean and marked versions of the Authorized Shares A&R Articles, noting the proposed changes to the current articles of incorporation of the Company in annotated footnotes and strikethrough and underlined text, as applicable, are attached to this Proxy Statement as Annex A and Annex B, respectively, and are incorporated by reference herein.

If the Authorized Shares A&R Articles are approved, we intend to file with the Secretary of State of the State of Nevada amended and restated articles of incorporation reflecting the amendments contemplated by this proposal. If both the Authorized Shares A&R Articles and the Company Name Change A&R Articles are approved, we intend to file with the Secretary of State of the State of Nevada amended and restated articles of incorporation reflecting the amendments contemplated by both proposals. The amended and restated articles of incorporation will be effective immediately upon filing with the Secretary of State of the State of Nevada. At any time prior to the filing of the amended and restated articles of incorporation with the Secretary of State of the State of Nevada, notwithstanding shareholder approval thereof and without further action by the shareholders, the Board, in its sole discretion, may abandon or delay the filing of either or both of the Authorized Shares A&R Articles and the Company Name Change A&R Articles.

Based on the foregoing, the Board deems it advisable and in the best interest of the Company that its shareholders approve the Authorized Shares A&R Articles.

Appraisal Rights

Dissenting shareholders do not have appraisal rights under Nevada state law or under the Company’s articles of incorporation or bylaws in connection with the Authorized Shares A&R Articles.

Effectiveness of Authorized Shares A&R Articles

The Authorized Shares A&R Articles will become effective once they are approved at the Meeting and, at the Board’s sole discretion, filed with the Secretary of State of the State of Nevada.

Vote Required for Approval

Approval of the Authorized Shares A&R Articles will require the affirmative vote of the holders of a majority of the outstanding shares of Silver Bull common stock, provided a quorum is present.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the Authorized Shares A&R Articles.

9

PROPOSAL 2:
to CHANGE THE COMPANY’S NAME

Silver Bull Resources, Inc. has been the Company’s legal name since April 2011. On October 22, 2020, the Board adopted a resolution to amend and restate the articles of incorporation of the Company to change the name of the Company to MaxMetals Corp. and to make certain non-substantive amendments (the “Company Name Change A&R Articles”). The adoption of the resolution is subject to shareholder approval.

The primary exploration project of the Company is its Sierra Mojada project in Mexico. As soon as the blockade by Mineros Norteños is resolved, the Company plans to resume its drilling program to explore its concessions at the Sierra Mojada property with respect to silver and zinc mineralization. If the transactions contemplated by the Copperbelt Option Agreement are completed, the Company will be required to, among other things, incur certain exploration expenditures on the Beskauga property located in Kazakhstan and make certain bonus payments if the Beskauga property is the subject of a bankable feasibility study indicating specified amounts of gold equivalent resources. Going forward, the Company believes its exploration efforts at the Sierra Mojada project in Mexico, the Beskauga property in Kazakhstan, and/or other properties will focus on advancing the exploration and potential development of silver and zinc, gold, and possibly other metal resources. Accordingly, the Board believes that the proposed name change from Silver Bull Resources, Inc. to MaxMetals Corp. is appropriate to better describe the Company’s focus and anticipated exploration activities.

In addition to the proposed change to the Company’s name, the Company Name Change A&R Articles include the same two non-substantive amendments that are reflected in the Authorized Shares A&R Articles: (i) including the name of the Company’s registered agent to comply with Nevada law and (ii) changing the Company’s business purpose to allow the Company to engage in any lawful activity permitted under Nevada law.

Clean and marked versions of the Company Name Change A&R Articles, noting the proposed changes to the current articles of incorporation of the Company in annotated footnotes and strikethrough and underlined text, as applicable, are attached to this Proxy Statement as Annex A and Annex B, respectively, and are incorporated by reference herein.

If the Company Name Change Articles are approved, we intend to file with the Secretary of State of the State of Nevada amended and restated articles of incorporation reflecting the amendments contemplated by this proposal and work with the Financial Industry Regulatory Authority (FINRA) to obtain a new trading symbol for Silver Bull common stock. If both the Authorized Shares A&R Articles and the Company Name Change A&R Articles are approved, we intend to file with the Secretary of State of the State of Nevada amended and restated articles of incorporation reflecting the amendments contemplated by both proposals. The amended and restated articles of incorporation will be effective immediately upon filing with the Secretary of State of the State of Nevada. At any time prior to the filing of the amended and restated articles of incorporation with the Secretary of State of the State of Nevada, notwithstanding shareholder approval thereof and without further action by the shareholders, the Board, in its sole discretion, may abandon or delay the filing of either or both of the Company Name Change A&R Articles and the Authorized Shares A&R Articles. The change of the Company’s name to MaxMetals Corp. may not be reflected in the general market until after it is effective under Nevada law, and the Company may not be assigned a new trading symbol for some time (if at all).

Based on the foregoing, the Board deems it advisable and in the best interest of the Company that its shareholders approve the Company Name Change A&R Articles.

10

Effectiveness of Company Name Change A&R Articles

The Company Name Change A&R Articles will become effective once they are approved at the Meeting and, at the Board’s sole discretion, filed with the Secretary of State of the State of Nevada.

Vote Required for Approval

Approval of the Company Name Change A&R Articles will require the affirmative vote of the holders of a majority of the outstanding shares of Silver Bull common stock, provided a quorum is present.

Board Recommendation

The Board unanimously recommends that you vote “FOR” the approval of the Company Name Change A&R Articles.

11

OTHER MATTERS

Management and the Board of the Company know of no matters to be brought before the Meeting other than as set forth herein. However, if any such other matters properly are presented to the Company’s shareholders for action at the Meeting and any adjournment(s) or postponement(s) thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

SHAREHOLDER PROPOSALS

Shareholders may submit proposals or director nominations for inclusion by the Company in the proxy statement for next year’s annual meeting of shareholders. For your proposal or director nomination to be considered for inclusion in our proxy statement for next year’s annual meeting, your written proposal must be received by our corporate secretary at our principal executive office no later than 120 days before the anniversary of the release date of our proxy statement distributed in connection with our 2020 annual meeting of shareholders, unless the date of next year’s annual meeting is changed by more than 30 days from the date of our 2020 annual meeting of shareholders. After such date, any shareholder proposal will be considered untimely.

If we change the date of next year’s annual meeting by more than thirty (30) days from the date of our 2020 annual meeting of shareholders, then the deadline is a reasonable time before we begin to print and distribute our proxy materials. You should also be aware that your proposal must comply with SEC regulations regarding inclusion of shareholder proposals in company-sponsored proxy materials, and with any provision in our bylaws regarding the same.

Silver Bull Resources, Inc. expects to hold its next annual meeting of shareholders in April 2021. Proposals from shareholders intended to be present at the next annual meeting of shareholders should be addressed, if sent by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, P.O. Box 10427, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Secretary or, if sent other than by regular mail, to Silver Bull Resources, Inc., 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia, V7Y 1K4, Canada, Attention: Corporate Secretary. We must receive the proposals by Thursday, October 29, 2020. Upon receipt of any such proposal, we shall determine whether or not to include any such proposal in the proxy statement and proxy in accordance with applicable law. It is suggested that shareholders forward such proposals by Certified Mail-Return Receipt Requested. After Thursday, October 29, 2020, any shareholder proposal will be considered to be untimely.

As to any proposal that a shareholder intends to present to shareholders other than by inclusion in our proxy statement for our 2021 annual meeting of shareholders, the proxies named in our proxy for that meeting will be entitled to exercise their discretionary voting authority on that proposal unless we receive notice of the matter to be proposed not later than Tuesday, January 12, 2021. Even if proper notice is received on or prior to that date, the proxies named in our proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising shareholders of that proposal and how they intend to exercise their discretion to vote on such matter, unless the shareholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

BY ORDER OF THE BOARD OF DIRECTORS: SILVER BULL RESOURCES, INC. Brian D. Edgar, Chairman

12

ANNEX A:
AMENDED AND RESTATED ARTICLES OF INCORPORATION

CERTIFICATE OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF [SILVER BULL RESOURCES, INC.][1]

Pursuant to the provisions of Nevada Revised Statutes §§ 78.390 and 78.403, the undersigned officer of Silver Bull Resources, Inc., a Nevada corporation, does hereby certify as follows:

A.       The board of directors of the corporation has duly adopted resolutions proposing to amend and restate the articles of incorporation of the corporation as set forth below, declaring such amendment and restatement to be advisable and in the best interests of the corporation.

B.       The amendment and restatement of the articles of incorporation as set forth below has been approved by a majority of the voting power of the stockholders of the corporation, which is sufficient for approval thereof.

C.       This certificate sets forth the text of the articles of incorporation of the corporation as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF [SILVER BULL RESOURCES, INC.]1

No. 1
NAME

The name of the corporation shall be: [Silver Bull Resources, Inc.]1

No. 2
LOCATION

The name and address of the registered agent is:

Laughlin Associates, Inc.

9120 Double Diamond Parkway

Reno, Nevada 89521

No. 3
PURPOSE

The purpose of the corporation is to engage in any lawful activity permitted under the Nevada Revised Statutes.

No. 4
CAPITALIZATION

The total authorized capital stock of this corporation shall be [THREE HUNDRED MILLION (300,000,000)][2] shares of COMMON STOCK, each of which shall have the par value of ONE CENT ($0.01).

[1] If the Company Name Change A&R Articles are approved, then the Company’s name will be changed to “MaxMetals Corp.”

[2] If the Authorized Shares A&R Articles are not approved, then the number of authorized shares will remain “THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND (37,500,000).”

A-1

No. 5
GOVERNING BOARD

This Corporation shall be governed by at least three directors and not more than nine directors. The directors shall be elected at the annual meetings or any special meeting of the stockholders called for the purpose of electing directors, the holder of each share of stock of this corporation shall have one vote and a plurality of the votes cast at the election shall decide the persons to hold such directorships.

The Board of Directors during a term may decrease in number by the resignation or death of one or more members, but the maximum number of directors cannot be increased. The majority of the surviving directors, in the case of a vacancy by resignation or death, may appoint a person or persons to fill a vacancy or vacancies.

No. 6
ASSESSABILITY OF STOCK

The shares issued by this corporation, once the par value has been paid in full, shall not be assessable, and any shares issued for services, or property, or considerations other than cash, shall be deemed fully paid up and shall be forever nonassessable.

No. 7
TERM OF EXISTENCE

The term of existence of this corporation shall be perpetual.

No. 8
BY-LAWS

The directors shall have power to make such By-Laws as they may deem proper for the management of the affairs of said corporation according to the statute in such case made and provided.

No. 9
VOTING

Each stockholder will have one vote for each share registered in his or her name. Cumulative voting shall not be allowed.

No. 10
SUBSCRIPTION RIGHTS

The stockholders of this corporation shall have no preferential right or rights to subscribe to any subsequent issues of the authorized shares of this corporation, unless certain rights or warrants for a specific issue are authorized by the Board of Directors or the Stockholders.

A-2

The Company’s President has signed this Amended and Restated Articles of Incorporation on the ___ day of December, 2020.

[SILVER BULL RESOURCES, INC.]1

By:

Timothy Barry, President

A-3

ANNEX B:
MARKED VERSION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

CERTIFICATE OF
AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF [SILVER BULL RESOURCES, INC.][3]

Pursuant to the provisions of Nevada Revised Statutes §§ 78.390 and 78.403, the undersigned officer of Silver Bull Resources, Inc., a Nevada corporation, does hereby certify as follows:

A.       The board of directors of the corporation has duly adopted resolutions proposing to amend and restate the articles of incorporation of the corporation as set forth below, declaring such amendment and restatement to be advisable and in the best interests of the corporation.

B.       The amendment and restatement of the articles of incorporation as set forth below has been approved by a majority of the voting power of the stockholders of the corporation, which is sufficient for approval thereof.

C.       This certificate sets forth the text of the articles of incorporation of the corporation as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION
OF ~~METALLINE MINING CORPORATION~~[SILVER BULL RESOURCES, INC.]3

~~The following sets forth the Restated Articles of Incorporation for Metalline Mining Company (the “Corporation”), adopted by resolution of the Board of Directors on June 22, 2010, pursuant to N.R.S. §74.403. The President of the Corporation has been authorized to sign this certificate by resolution of the board of directors adopted on June 22, 2010. These Restated Articles of Incorporation correctly sets forth the text of the Articles of Incorporation as amended to the date hereof.~~

No. 1
NAME

The name of the corporation shall be: ~~Metalline Mining Company~~[Silver Bull Resources, Inc.]3

No. 2
LOCATION

The name and address of the registered agent is:

Laughlin Associates, Inc.

9120 Double Diamond Parkway~~2533 North Carson Street~~

Reno, Nevada 89521~~Carson City, NV 89706~~

No. 3
PURPOSE

The purpose of the corporation is to engage in any lawful activity permitted under the Nevada Revised Statutes. ~~The nature or object or purpose of the business of this corporation shall be:~~

~~(a) To engage in any lawful business activity.~~

[3] If the Company Name Change A&R Articles are approved, then the Company’s name will be changed to “MaxMetals Corp.”

B-1

~~(b) To borrow and/or lend money with or without security.~~

~~(c) To buy, or sell, or trade in commodities of every nature, including securities, notes, bonds, mortgages, agricultural products, mining products, minerals, metals, commodity futures contracts, titles to or equities in land, buildings, mining claims, oil properties, oil leases, royalty interests, and options to buy or sell any or all of the foregoing.~~

~~(d) To have and exercise all the rights, powers, and privileges which are now or which may hereafter be conferred upon corporations organized under the same statute as this corporation; and to have and exercise all such rights, powers and privileges as may be necessary, convenient or proper to effectuate and accomplish the objectives and purposes specified in this certificate, and said specified objectives and purposes shall not limit or restrict in any manner the powers of this corporation.~~

No. 4
CAPITALIZATION

The total authorized capital stock of this corporation shall be ~~THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND (37,500,000)~~[THREE HUNDRED MILLION (300,000,000)][4] shares of COMMON STOCK, each of which shall have the par value of ONE CENT ($0.01).

No. 5
GOVERNING BOARD

This Corporation shall be governed by at least three directors and not more than nine directors. The directors shall be elected at the annual meetings or any special meeting of the stockholders called for the purpose of electing directors, the holder of each share of stock of this corporation shall have one vote and a plurality of the votes cast at the election shall decide the persons to hold such directorships.

The Board of Directors during a term may decrease in number by the resignation or death of one or more members, but the maximum number of directors cannot be increased. The majority of the surviving directors, in the case of a vacancy by resignation or death, may appoint a person or persons to fill a vacancy or vacancies.

No. 6
ASSESSABILITY OF STOCK

The shares issued by this corporation, once the par value has been paid in full, shall not be assessable, and any shares issued for services, or property, or considerations other than cash, shall be deemed fully paid up and shall be forever nonassessable.

No. 7
TERM OF EXISTENCE

The term of existence of this corporation shall be perpetual.

No. 8
BY-LAWS

The directors shall have power to make such By-Laws as they may deem proper for the management of the affairs of said corporation according to the statute in such case made and provided.

[4] If the Authorized Shares A&R Articles are not approved, then the number of authorized shares will remain “THIRTY-SEVEN MILLION FIVE HUNDRED THOUSAND (37,500,000).”

B-2

No. 9
VOTING

Each stockholder will have one vote for each share registered in his or her name. Cumulative voting shall not be allowed.

No. 10
SUBSCRIPTION RIGHTS

The stockholders of this corporation shall have no preferential right or rights to subscribe to any subsequent issues of the authorized shares of this corporation, unless certain rights or warrants for a specific issue are authorized by the Board of Directors or the Stockholders.

B-3

The Company’s President has signed this Amended and Restated Articles of Incorporation on the ~~22nd~~___ day of ~~June~~December, ~~2010~~2020.

~~METALLINE MINING COMPANY~~[SILVER BULL RESOURCES, INC.]3

By:

Timothy Barry, President

B-4

QUESTIONS MAY BE DIRECTED TO THE PROXY SOLICITATION AGENT:

NORTH AMERICA TOLL FREE:

1-877-452-7184

COLLECT OUTSIDE NORTH AMERICA:

1-416-304-0211

EMAIL: ASSISTANCE@LAURELHILL.COM

Silver Bull
RESOURCES, INC.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on December 15, 2020. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Silver Bull Resources, Inc. (the "Company") in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on December 15, 2020. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.

NOTE: In their discretion, the Proxies are authorized to vote upon such other business as lawfully may come before the meeting. The undersigned hereby revokes any proxies as to said shares heretofore given by the undersigned and ratifies and confirms all that said Proxies lawfully may do by virtue hereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000475713_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

SILVER BULL RESOURCES, INC.
SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 16, 2020
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of Silver Bull Resources, Inc. (the "Company") hereby appoints Timothy Barry and Christopher Richards, or either of them, as proxies (each, a "Proxy") to appear, attend and vote all of the shares of common stock of the Company in the name of the undersigned at the Special Meeting of Shareholders to be held at the Company's offices at 777 Dunsmuir Street, Suite 1610, Vancouver, British Columbia V7Y 1K4, on Wednesday, December 16, 2020, at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO THE PROPOSALS ON THE REVERSE SIDE, BUT IF NO SPECIFICATION IS MADE, THEY WILL BE VOTED FOR PROPOSALS ONE AND TWO, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

0000475713_2 R1.0.1.18

Continued and to be signed on reverse side